UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 155 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common Shares, no par value, and the associated Rights to Purchase Common Shares	AT	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 18, 2020, APLP Holdings Limited Partnership (“APLP Holdings”), a wholly-owned subsidiary of Atlantic Power Corporation (the “Company”), entered into the Sixth Amendment (the “Sixth Amendment”) to the Credit and Guaranty Agreement, dated as of April 13, 2016 (as amended prior to the Sixth Amendment, the “Credit Agreement”), among APLP Holdings, the Company and certain subsidiaries of APLP Holdings, as guarantors, Goldman Sachs Lending Partners LLC, as administrative agent and collateral agent, and the other lenders and L/C issuers party thereto.

The Sixth Amendment (i) provides for an extension of the Revolving Commitment (as defined in the Credit Agreement) to be co-terminus with the term loan with a maturity date of April 21, 2025; (ii) reduces the Revolving Commitment (as defined in the Credit Agreement) from $200 million to $180 million; and (iii) provides an accordion feature permitting expansion of the Revolving Commitment (as defined in the Credit Agreement) without requiring any subsequent consent or approval of the lenders, subject to approval of the two letter of credit issuer banks and increased commitments by existing or new lenders, up to an aggregate principal amount of $210 million on the same terms and conditions as the existing commitments. At February 29, 2020, the Company had no borrowings under the Revolver but was utilizing $78.2 million for letters of credit.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by the full text of the Sixth Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K concerning the Sixth Amendment is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On March 18, 2020, the Company issued a press release (the “Press Release”) announcing the Sixth Amendment. A copy of the Press Release is included as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
10.1	Sixth Amendment to the Credit Agreement, dated as of March 18, 2020, among APLP Holdings, the Company and certain subsidiaries of APLP Holdings, as guarantors, Goldman Sachs Lending Partners LLC, as administrative agent and collateral agent, and the other lenders and L/C issuers party thereto.

99.1	Press Release of Atlantic Power Corporation, dated March 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: March 18, 2020	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer